EXHIBIT 10.25

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of December 10, 2015 by and between Typenex Co-Investment, LLC, a Utah limited liability company (“Lender”), and Vape Holdings, Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Note (defined below).

A.           Borrower previously sold and issued to Lender that certain Unsecured Convertible Promissory Note dated December 3, 2014 in the original principal amount of $560,000.00 (as amended by that certain Amendment to Unsecured Convertible Promissory Note dated August 26, 2015 between Lender and Borrower, the “Note”).

B.            The Note was issued pursuant to a certain Securities Purchase Agreement dated December 3, 2014 between Borrower and Lender (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

C.            Lender has asserted that Borrower has breached certain of its obligations under the Transaction Documents (the “Breaches”), which Breaches constitute Events of Default under the Note.

D.            Borrower denies that it has breached such obligations and asserts that no Events of Default have occurred under the Note.

E.            No new or additional consideration is being provided in connection with this Agreement other than the modification of terms as provided herein.

F.            In order to resolve any disputes between Borrower and Lender, Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear temporarily from exercising and enforcing remedies against Borrower with respect to the Breaches as provided in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.            Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Lender hereby agrees to refrain and forbear from exercising and enforcing its remedies under the Note, any of the Transaction Documents, or under applicable laws, with respect to the Breaches until the earliest occurrence of (a) any breach of this Agreement, or (b) any Event of Default that occurs after the date hereof (the “Forbearance”). For the avoidance of doubt, the Forbearance shall only apply to the Breaches and any Event of Default that occurred prior to the date hereof but not to any Events of Default that may occur subsequent to the date hereof.

3.            Forbearance Effect. As a material inducement and partial consideration for Lender’s agreement to enter into this Agreement and to grant the Forbearance, each of Borrower and Lender acknowledges and agrees that the Outstanding Balance of the Note shall be increased by $105,000.00 (the “Forbearance Effect”) as of the date hereof. In furtherance thereof, it is the intent of the parties hereto that the Forbearance Effect will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144 and the parties hereto further agree to not take a position that is contrary to such intent in any setting, document, or circumstance.

4.            Ratification of the Note. The Note shall be and remains in full force and effect in accordance with its terms, and is hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the remaining balance of the Note and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. Subject to the terms of Section 5 below, after giving effect to the terms of the Forbearance described herein and the application of the Forbearance Effect, the Outstanding Balance shall be deemed and affirmed to be equal to $314,934.08 and interest shall accrue on such amount at the rate of 10% per annum, as set forth in Section 2 of the Note, as of the date hereof. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Note or the Transaction Documents, as in effect prior to the date hereof.

5.            Failure to Comply. Borrower understands that the Forbearance shall terminate immediately upon the occurrence of any material breach of this Agreement or upon the occurrence of any Event of Default after the date hereof and that in any such case, Lender may seek all recourse available to it under the terms of the Note, this Agreement, any other Transaction Document, or applicable law, including without limitation applying any remedies it has under the Note with respect to any Events of Default that occurred prior to the date hereof (with the application of such remedies being effective as of the date the applicable Event of Default occurred).

6.            Increase of Share Reserve. Borrower and Lender agree that in conjunction with the Forbearance granted herein, within three (3) Trading Days of the date of this Agreement, the Share Reserve shall be increased to 210,000,000 shares of Common Stock (as defined in the Purchase Agreement). In furtherance of the foregoing, Borrower shall take all such actions as are necessary to increase the Share Reserve as set forth herein, including without limitation executing and delivering to its transfer agent such documents and instructions as are necessary to cause its transfer agent to increase the Share Reserve to 210,000,000 shares of Common Stock.

7.            Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)            Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

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(b)            Any Event of Default which may have occurred under the Note has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except as set forth herein, and then only upon full satisfaction of Borrower’s obligations under this Agreement. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of, any other existing or future default. For the avoidance of any doubt, the Forbearance described herein only applies to the Breaches, and shall not constitute a waiver or forbearance of any other rights or remedies available to Lender with respect to any other defaults under the Note or other breach of the Transaction Documents by Borrower.

(c)            All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(d)            Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note or any of the other Transaction Documents.

(e)            Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

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(f)            Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(g)            There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower.

(h)            There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(i)            Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

(j)            To the best of its belief, after diligent inquiry, Borrower represents and warrants that, as of the date hereof, no Event of Default under the Note (nor any material breach by Borrower under any of the other Transaction Documents) exists.

(k)            Borrower acknowledges that the application of the Forbearance Effect is separate from and in addition to its right to apply the Default Effect described in Section 4.2 of the Note and that, for the avoidance of doubt, shall not reduce the number of times the Default Effect may be applied pursuant to the terms of the Note. Specifically, the Default Effect may still be applied to three (3) Major Defaults and three (3) Minor Defaults.

8.            Headings. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

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9.            Arbitration. Each party agrees that any dispute arising out of or relating to this Agreement shall be subject to the Arbitration Provisions (as defined in the Purchase Agreement).

10.          Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party agrees that the proper venue for any dispute arising out of or relating to this Agreement shall be determined in accordance with the provisions of Section 8.3 of the Purchase Agreement. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.          Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

12.          Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money (which, for the avoidance of doubt, shall be determined without regard to any statutory fines, penalties, fees, or other charges awarded to any party) shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.  Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

13.          Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

14.          Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

15.          No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement and the Transaction Documents, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement and in the Transaction Documents.

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16.          Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

17.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

18.          Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, each of the Note and all of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

19.          Time is of Essence. Time is of the essence with respect to each and every provision of this Agreement.

20.          Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

21.          Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

VAPE HOLDINGS, INC.

By:	/s/ Kyle Tracey
Name:	Kyle Tracey
Title:	CEO and Chairman

LENDER:

TYPENEX CO-INVESTMENT, LLC

By:	Red Cliffs Investments, Inc., its Manager

By:	/s/ John Fife
John M. Fife, President

[Signature Page to Forbearance Agreement]

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